UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NO.: 0-33513



                        Date of Report: May 27, 2005



                          TDS (Telemedicine), Inc.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


             New York                                 11-3579554
 ---------------------------------------------------------------------------
 (State of other jurisdiction of                    (IRS Employer
  incorporation or organization                      Identification No.)


       4514 South Staples, Corpus Christi, Texas         78411
       ----------------------------------------------------------
       (Address of principal executive offices)        (Zip Code)


                               (713) 822-5959
            ---------------------------------------------------
            (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Election of Director

On May 27, 2005, the Company's Board of Directors voted to elect Kevin Kreisler to the Company's Board of Directors and to serve as Chairman of the Company's Board of Directors. Mr. Kreisler will not be sitting on any committees of the Board, as there are no committees.

Mr. Kreisler has over fifteen years of diversified business experience specifically including the operation of publicly-traded companies. Mr. Kreisler is currently the Chairman of the Board and Chief Executive Officer of GreenShift Corporation (OTC Bulletin Board: GSHF), and he serves as Chairman of the Board of Veridium Corporation (OTC Bulletin
Board: VRDM), GreenWorks Corporation, and Incode Technologies Corp. (OTC Bulletin Board: ICDT). Mr. Kreisler founded GreenShift initially as a vehicle to support the growth and development of Veridium, an environmental services company that specializes in the recycling and reuse of industrial waste. From 2002 until February 2005 Mr. Kreisler served as the Chief Executive Officer of Veridium Corporation, an environmental services business. Mr. Kreisler was Veridium's President from 2000 to 2002, and a Vice President from 1998 to 2000. Mr. Kreisler is a graduate of Rutgers University College of Engineering (B.S., Civil and Environmental Engineering, 1994), Rutgers University Graduate School of Management (M.B.A., 1995), and Rutgers University School of Law (J.D.,
1997). Mr. Kreisler is admitted to practice law in New Jersey and the United States District Court for the District of New Jersey.

In May 2005 TDS (Telemedicine) entered into a Management Services Agreement with GreenShift Corporation, under which GreenShift is making Mr. Kreisler's services available to TDS (Telemedicine). GreenShift agreed to provide interim management assistance and financial support while preparing TDS (Telemedicine) for a strategic acquisition. In compensation TDS (Telemedicine) will issue common stock to GreenShift in an amount expected to represent 3% to 4.5% of the shares outstanding upon completion of an acquisition.

                                 EXHIBITS

   None

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TDS (TELEMEDICINE), INC.

Dated:  May 27, 2005                    By: /s/ Roger Coomber
                                        -------------------------
                                        Roger Coomber
                                        Chief Executive Officer